                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                             SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

                                       OF

                              ASARCO INCORPORATED

                                       TO

                            PHELPS DODGE CORPORATION

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     As set forth under "The Offer -- Procedure for Tendering" in the Prospectus dated October 7, 1999 (the "Prospectus"), this form or one substantially equivalent hereto must be used to accept the Offer (as defined herein) if certificates for shares of common stock, no par value (each, an "Asarco Share" and, collectively, the "Asarco Shares"), of ASARCO Incorporated, a New Jersey corporation ("Asarco"), including the associated preferred share purchase rights (each, an "Asarco Right" and, collectively, the "Asarco Rights") issued pursuant to the Asarco Rights Agreement, dated as of January 28, 1998, as amended, between Asarco and The Bank of New York, as Rights Agent, are not immediately available, if the certificates and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date (as defined in the Prospectus), or if the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution (as defined in the Prospectus). See "The Offer -- Procedure for Tendering" in the Prospectus.


                      The Exchange Agent for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

             By Mail:                           By Hand:                    By Overnight Delivery:
    Reorganization Department          Reorganization Department          Reorganization Department
           PO Box 3301                 120 Broadway, 13(th) Floor             85 Challenger Road
    South Hackensack, NJ 07606             New York, NY 10271                  Mail Stop-Reorg
                                                                          Ridgefield Park, NJ 07660
                                       By Facsimile Transmission:
                                    (for Eligible Institutions only)
                                          Fax: (201) 296-4293
                                         Confirm by Telephone:
                                             (201) 296-4860

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Election and Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Election and Transmittal.

LADIES AND GENTLEMEN:


     The undersigned hereby tenders to AAV Corporation, a Delaware corporation and a wholly owned subsidiary of Phelps Dodge Corporation, upon the terms and subject to the conditions set forth in the Prospectus dated October 7, 1999 and in the related Letter of Election and Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Asarco Shares shown below pursuant to the guaranteed delivery procedures set forth under "The Offer -- Procedure for Tendering" in the Prospectus.


   ------------------------------------------------------------

   Number of Asarco Shares:

   ------------------------------------------------------------

   Number of Asarco Shares for which you are electing to receive cash:

   ------------------------------------------------------------

   Number of Asarco Shares for which you are electing to receive Phelps Dodge Common Shares:

   ------------------------------------------------------------

   Number of Asarco Shares for which you are not making any election:

   ------------------------------------------------------------

   Account Number:

   ------------------------------------------------------------

   Certificate No(s). (if available):

   ------------------------------------------------------------

   ------------------------------------------------------------

   If Asarco Share(s) will be tendered by book-entry transfer:

   Name of Tendering Institution:

   ------------------------------------------------------------

   Account Number:
   ----------------------------------------
   at The Depository Trust Company

   Date:
   -----------------------------------------------------

   ------------------------------------------------------------
   ------------------------------------------------------------

   Name(s) of Record Holder(s):

   ------------------------------------------------------------

   ------------------------------------------------------------

   Address(es):

   ------------------------------------------------------------

   ------------------------------------------------------------

   Area Code and Telephone Number(s):

   ------------------------------------------------------------

   Signature(s):

   ------------------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, guarantees
(a) that the above-named person(s) "own(s)" the Asarco Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender complies with Rule 14e-4 and (c) guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, certificates representing the Asarco Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Asarco Shares into the Exchange Agent's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Election and Transmittal (or a facsimile copy thereof), or an Agent's Message (as defined in the Prospectus) in the case of book-entry transfer, and any other documents required by the Letter of Election and Transmittal, within three New York Stock Exchange, Inc. trading days of the date hereof.

Name of Firm:
               --------------------------------  -----------------------------------------------
                                                           AUTHORIZED SIGNATURE

Address:                                         Title:
         --------------------------------------         ----------------------------------------
                                                 Name:
         --------------------------------------         ----------------------------------------
                                   Zip Code                      Please Print or Type

Area Code and Tel. No.:
                        -----------------------  Dated:
                                                        --------------------------------- , 1999

NOTE: DO NOT SEND CERTIFICATES FOR ASARCO SHARES WITH THIS NOTICE. ASARCO SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF ELECTION AND TRANSMITTAL.

                                        3